Exhibit 99.1

SEPARATION AGREEMENT

THIS SEPARATION AGREEMENT (this “Agreement”) is effective as of the 5th day of March, 2010 (the “Effective Date”), by and between CirTran Corporation (the “Company”), and Shaher Hawatmeh, an individual residing in the state of Utah (“Shaher”).

RECITALS

A.           Prior to the effective date of this Agreement, Shaher was an employee of the Company.

B.           The Company and Shaher desire to terminate their relationship and the Company desires to provide Shaher the separation consideration set forth herein and Shaher desires to receive the separation consideration, all in exchange for the promises, covenants and other consideration to be provided by Shaher as set forth herein and all on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE 1
SEPARATION

1.1           Resignation and Termination of Employment Relationship.  As of equal date of this Agreement (the “Effective Date”), Shaher’s employment with the Company is terminated and Shaher no longer has any further employment obligations with the Company.  The employment agreement between the Company and Shaher is terminated as of the Effective date, and no party has any continuing duty or obligation to the other, except as specifically provided for in this Agreement.

1.2           Separation Payment.  In consideration for Shaher’s execution of this Agreement and the release of claims contained herein, the Company shall pay Shaher’ separation pay (“Separation Pay”) as follows:

(a)           Two Hundred Ten Thousand Dollars ($210,000), in twenty-six (26) bi-weekly payments, subject to applicable federal and state income tax withholding.  The first payment under this Section 1.2(a) shall be paid on March 19, 2010 and subsequent payments shall be made bi-weekly in accordance with the Company’s regularly established payroll practices; and

(b)           All amounts necessary to cover health and medical insurance premiums on behalf of Shaher, his spouse and dependents through April 30, 2010 though the COBRA benefit required by law to be offered with respect to the Company’s health and medical insurance plan as in effect on the date hereof; and

(c)           All outstanding car allowances and expense ($750 per month) due and owning to Shaher as of February 28, 2010, pursuant to his employment agreement with the Company (all amounts payable pursuant to this Section 1.2(c) shall be paid on or before March 31, 2010); and

(d)           Satisfaction and payment by the Company (with a complete release of Shaher) of all outstanding amounts due and owning on the Company’s Corporate American Express Card (issued in the name of Shaher) (all amounts payable pursuant to this Section 1.2(d) shall be paid on or before April 30, 2010); and

(e)           The Company shall issue and deliver to Shaher, Ten Million (10,000,000) shares of the Company’s common stock within a reasonable time following authorization by the Company’s shareholders of sufficient shares to cover such issuance.  The Company represents that it is in the process of soliciting shareholder votes to authorize sufficient shares to make the issuance pursuant to this Section 1.2(e) and that it will use its best efforts obtain such shareholder consent.

1.3           Release of Claims by Shaher.

(a)           For and in consideration of the Company’s payment of the Separation Pay, Shaher hereby voluntarily and knowingly forever waives, releases, and discharges the Company, and its predecessors, successors, parent, subsidiaries, affiliates, officers, directors, shareholders, employees, agents, insurers, attorneys, and assigns from any and all claims, losses, liabilities, demands, damages, and/or causes of action, of any nature or kind, known or unknown, in law or in equity, matured or contingent, regardless of when filed or brought, arising or accruing prior to the Effective Date, which Shaher has or may have against any of them.  The claims released herein include, without limitation, (1) any claims based either in whole or in part upon any facts, circumstances, acts, or omissions in any way arising out of, based upon, or related to Shaher’ employment with the Company or the termination thereof; (2) any claims arising under any federal or state statute or regulation, local ordinance, or the common law, regarding employment or prohibiting employment discrimination, harassment, or retaliation, including, without limitation, Title VII of the Civil Rights Act of 1964, the Equal Pay Act, the Age Discrimination in Employment Act, the Older Workers’ Benefit Protection Act, the National Labor Relations Act, Section 1981 of the Civil Rights Act of 1866, the Americans with Disabilities Act, the Fair Labor Standards Act, the Employee Retirement Income Security Act, the Family and Medical Leave Act, the Worker Adjustment and Retraining Notification Act, the Health Insurance Portability and Accountability Act of 1996, the Utah Antidiscrimination Act, and the Utah Payment of Wages Act; (3) any claim for wrongful discharge, wrongful termination in violation of public policy, breach of the covenant of good faith and fair dealing, breach of contract, personal injury, harm, or other damages (whether intentional or unintentional), negligence, negligent employment, defamation, misrepresentation, fraud, intentional or negligent infliction of emotional distress, interference with contract or other economic opportunity, assault, battery, or invasion of privacy; (4) claims growing out of any legal restrictions on the Company’s right to terminate its employees; (5) claims for wages, other compensation or benefits; (6) any claim for general, special, or other compensatory damages, consequential damages, punitive damages, back or front pay, fringe benefits, attorneys’ fees, costs, or other damages or expenses; (7) any claim for injunctive relief or other equitable relief; (8) any claim arising under any federal or state statute or local ordinance regulating the health and/or safety of the workplace; or (9) any other tort, contract or statutory claim.

(b)           Notwithstanding the terms of the foregoing paragraph, Shaher does not release the Company from any obligations it may have with respect to any of the following:  Shaher’s right to the continuation of health insurance coverage under COBRA; and his right to apply for unemployment compensation benefits or worker’s compensation benefits.

(c)           The releases provided for in this section do not extend to any rights or remedies which Shaher may have against the Company under the terms of this Agreement.

(d)           Shaher agrees not to file or participate in a lawsuit or administrative proceeding to assert any claims or to seek damages for any claims released herein.

1.4           Release of Claims by the Company.

(a)           For and in consideration of the release given by Shaher to the Company, the Company hereby voluntarily and knowingly forever waives, releases, and discharges Shaher, and associates, successors, affiliates, employees, agents, insurers, attorneys, and assigns from any and all claims, losses, liabilities, demands, damages, and/or causes of action, of any nature or kind, known or unknown, in law or in equity, matured or contingent, regardless of when filed or brought, arising or accruing prior to the Effective Date, which the Company has or may have against any of them.  The claims released herein include, without limitation, (1) any claims based either in whole or in part upon any facts, circumstances, acts, or omissions in any way arising out of, based upon, or related to the Company’s employment of Shaher or the termination thereof; (2) any claims arising under any federal or state statute or regulation, local ordinance, or the common law; (3) any claim for breach of the covenant of good faith and fair dealing, breach of contract, harm, or other damages (whether intentional or unintentional), negligence, defamation, misrepresentation, fraud, or interference with contract or other economic opportunity; (4) any claim for general, special, or other compensatory damages, consequential damages, punitive damages, attorneys’ fees, costs, or other damages or expenses; (5) any claim for injunctive relief or other equitable relief; or (6) any other tort, contract or statutory claim.

(b)           The releases provided for in this section do not extend to any rights or remedies which the Company may have against Shaher under the terms of this Agreement.

(c)           the Company agrees not to file or participate in a lawsuit or administrative proceeding to assert any claims or to seek damages for any claims released herein.

1.5           Nondiclosure and Nonsolicition.

(a)            Nondisclosure. Shaher shall not disclose any confidential information of the Company without the written consent of the Company or as required by law.

(b)           Nonsolicitation.  For one (1) year after the Effective Date, Shaher and his affiliates will not: (1) directly or indirectly employ or solicit or assist any other person in employing or soliciting for employment any person who is, or was at any time within six (6) months prior to both the Effective Date and the time of such employment and solicitation, an employee of the Company (except for those employees who have left employment of the Company to join Shaher as of the Effective Date) or (2) directly or indirectly, approach any customer or business partner of the Company or its businesses and business associates for the purpose of providing services substantially similar to the services provided by the Company or its businesses and business associates.

ARTICLE 2
MISCELLANEOUS PROVISIONS

2.1           No Prior Assignment.  Each of Shaher and the Company represents and warrants that each is the sole and lawful owner of all right, title, and interest in and to all claims released herein, and has not and will not voluntarily, by operation of law or otherwise, assign, transfer, or convey to any other person or entity any claim, or any part or portion thereof or any interest therein, released by this Agreement.

2.2           Bar Against Action.  Each of Shaher and the Company hereby agrees and warrants that such party shall not bring, commence, institute, maintain, or prosecute or allow any person, entity, or organization to bring, commence, institute, maintain, or prosecute in such party’s name, any action at law or in equity or any legal proceeding whatsoever, against the other party hereto or any other individual or entity, relating to the claims released herein, other than an action to enforce this Agreement or based on an alleged breach thereof.  This Section 2.2 may be pleaded as a full and complete defense to, and may be used as a basis for injunction relief against, any action, suit or other proceeding which may be instituted, prosecuted, or attempted in breach of this Section 2.2.

2.3           No Admission of Liability or Damages.  Each of Shaher and the Company hereby acknowledges and agrees that the mutual promises and release of claims contained herein are a material part of this Agreement and that none of the parties hereto would have entered into this Agreement without such release of claims.  Neither the execution of this Agreement nor any provision contained herein shall be construed to be an admission by any party of any wrongdoing or liability to any other party or to any other person or entity of any kind.

2.4           Survival.  The warranties and representations contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the effective date and shall in no way be affected by any investigation of the subject matter thereof.  Any obligation under any provision of this Agreement which is intended to survive expiration or termination of this Agreement shall survive.

2.5           Successors and Assigns.  Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

2.6           Entire Agreement.  The terms of this Agreement are intended by the parties to be the final expression of their agreement with respect to the subject matter of this Agreement and may not be contradicted by evidence of any prior or contemporaneous agreement, except as expressly set forth in this Agreement.  The parties further intend that this Agreement shall constitute the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial, administrative, or other legal proceeding involving this Agreement.

2.7           Amendments; Waivers.  This Agreement shall not be varied, altered, modified, changed, or in any way amended except by an instrument in writing executed by Shaher and a duly authorized representative of the Company.  No waiver or consent shall be binding except in a writing signed by the party making the waiver or giving the consent.  No waiver of any provision or consent to any action shall constitute a waiver or any other provision or consent to any other action, whether or not similar.  No waiver or consent shall constitute a continuing waiver or consent except to the extent specifically set forth in writing.

2.8           Notice.  Except as otherwise provided in this Agreement, all notices, demands, requests, consents, approvals, and other communications with respect to this Agreement, shall be in writing and shall be deemed delivered upon: (i) the personal delivery thereof; (ii) upon transmission if transmitted by fax or e-mail and accompanied by a confirmation of valid transmission or receipt; (iii) upon the earlier of (A) receipt or (B) three (3) days after posting by registered mail or certified mail, return receipt requested; or (iv) on the next business day following delivery to a reliable and recognized overnight air freight delivery service; provided such notices (other than personal delivery which may be made at any location) shall be addressed or delivered to the parties at their respective physical addresses, fax numbers, or e-mail addresses set on the signature page hereto (or to such other physical address, fax number, or email address for a party as such party may have substituted by notice pursuant to this Section  2.8).  Each of the foregoing methods of delivery is a writing for purposes of this Agreement.

2.9           Severability; Enforcement.  If any provision of this Agreement, or the application thereof to any person, place, or circumstance, shall be held by an arbitrator or a court of competent jurisdiction to be invalid, unenforceable, or void, the remainder of this Agreement and such provisions as applied to other persons, places, and circumstances shall remain in full force and effect, and such provision shall be enforced to fullest extent consistent with applicable law.

2.10         Governing Law.  The validity, interpretation, enforceability, and performance of this Agreement shall be governed by and construed in accordance with the laws of the State of Utah (without giving effect to its conflicts of law principles).

2.11         Venue.  All disputes and controversies arising out of or in connection with this Agreement or the transactions contemplated hereby shall be resolved exclusively by the state and federal courts located in the State of Utah, and each party hereto agrees to submit to the jurisdiction of said courts and agrees that venue shall lie exclusively with such courts.  Each party hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which such party may raise now, or hereafter have, to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum.  Each party agrees that, to the fullest extent permitted by applicable law, a final judgment in any such suit, action, or proceeding brought in such a court shall be conclusive and binding upon such party, and may be enforced in any court of the jurisdiction in which such party is or may be subject by a suit upon such judgment.  Each party also agrees that personal jurisdiction may be affected by service of process by certified mail addressed as provided in Section  2.8 of this Agreement, and when so made shall be as if served personally within the State of  Utah.

2.12         Attorneys’ Fees.  In the event of any suit, action, or proceeding brought by any party for a breach of any term hereof, or to enforce any provision hereof, the prevailing party shall be entitled to reasonable attorneys’ fees in addition to court costs and other expenses of litigation in said action or proceeding.  For purposes of this Section  2.12, “prevailing party” includes, without limitation, a party who agrees to dismiss an action or proceeding upon the other’s payment of the sums allegedly due or performance of the covenants allegedly breached, or who obtains substantially the relief sought.

2.13         Interpretation.  This Agreement shall be construed as a whole, according to its fair meaning, and not in favor of or against any party.  By way of example and not in limitation, this Agreement shall neither be construed in favor of the party receiving a benefit nor against the party responsible for any particular language in this Agreement.  Captions are used for reference purposes only and should be ignored in the interpretation of this Agreement.

2.14         Acknowledgement.  The parties acknowledge that: (i) they have each had the opportunity to consult with independent counsel of their own choice concerning this Agreement and have done so to the extent they deem necessary, and (ii) they each have read and understand the Agreement, are fully aware of its legal effect, and have entered into it voluntarily and freely based on their own judgment and not on any promises or representations other than those contained in the Agreement.

2.15         Counterparts.  This Agreement may be signed in counterpart or duplicate copies, and any signed counterpart or duplicate copy shall be equivalent to a signed original of this Agreement for all purposes.

2.16         Further Documents and Assurances.  At any time and from time to time after the Effective Date, each party shall execute, acknowledge, and deliver all such further documents and instruments, and will take such action consistent with the terms of this Agreement, as may be reasonably requested by another party hereto to carry out the transactions contemplated herein.

[SIGNATURES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Separation Agreement as of the date first written above.

“SHAHER”

Shaher Hawatmeh

“COMPANY”

CIRTRAN CORPORATION

By:
Name: Iehab Hawatmeh
Title: President

Address:	4125 South 6000 West
West Valley City, Utah 84128
(801) 963-5112 Phone
(801) 963-8823 Fax

SIGNATURE PAGE
TO THE
SEPARATION AGREEMENT